UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

MVP REIT II, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-205893	47-3945882
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8880 W. SUNSET ROAD SUITE 240, LAS VEGAS, NV		89148
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

12730 High Bluff Drive, Suite 110, San Diego, CA	92130
(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modifications to Rights of Security Holders.

Articles Supplementary - Series 1 Convertible Redeemable Preferred Stock

On March 29, 2017, MVP REIT II, Inc. (the "Company," "us," "we," or "our") filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary (the "Articles Supplementary") to the charter of the Company (the "Charter") classifying and designating 97,000 shares of its authorized capital stock as shares (the "Shares") of Series 1 Convertible Redeemable Preferred Stock, par value $0.0001 per share (the "Series 1 Convertible Redeemable Preferred Stock").

 The following is a summary of the terms of the Series 1 Convertible Redeemable Preferred Stock as set forth in the Articles Supplementary. This summary is qualified in its entirety by reference to the Articles Supplementary, which are filed as Exhibit 3.1 to this Form 8-K and hereby incorporated by reference into this Item 3.03.

Ranking. The Shares rank senior to our common stock and pari passu with our Series A Convertible Redeemable Preferred Stock with respect to the payment of dividends and rights upon liquidation, dissolution or winding up. Our board of directors has the authority to issue additional classes or series of preferred stock that could be junior, pari passu, or senior in priority to the Series 1 Convertible Redeemable Preferred Stock.

Stated Value. Each Share will have an initial "Stated Value" of $1,000, subject to appropriate adjustment in relation to certain events, such as recapitalizations, stock dividends, stock splits, stock combinations, reclassifications or similar events affecting the Shares, as set forth in the Articles Supplementary.

Listing Event: Under the Articles Supplementary, a "Listing Event," with respect to our common stock, means either: (i) the listing of our common stock on a national securities exchange or (ii) a merger, sale of all or substantially all of our assets or another transaction, in each case, approved by our board of directors in which our common stockholders will receive common stock that is listed on a national securities exchange, or options or warrants to acquire common stock that is listed on a national securities exchange, in exchange for their existing shares of common stock, options and warrants of the Company, as applicable.

Dividends. Subject to the rights of holders of any class or series of Senior Stock (as defined in the Articles Supplementary) holders of the Shares are entitled to receive, when and as authorized by our board of directors and declared by us out of legally available funds, cumulative, cash dividends on each Share at an annual rate of 5.50% of the Stated Value pari passu with the dividend preference of the Series A Convertible Redeemable Preferred Stock and in preference to any payment of any dividend on our common stock; provided, however, that Qualified Purchasers (as defined below) are entitled to receive, when and as authorized by our board of directors and declared by us out of legally available funds, cumulative, cash dividends on each Share held by such Qualified Purchaser at an annual rate of 5.75% of the Stated Value (instead of the annual rate of 5.50% for all other holders of the Shares) until April 7, 2018, at which time, the annual dividend rate will be reduced to 5.50% of Stated Value; provided further, however, that if a Listing Event has not occurred by April 7, 2018, the annual dividend rate on all Shares (without regard to Qualified Purchaser status) will be increased to 7.00% of the Stated Value until the occurrence of a Listing Event, at which time, the annual dividend rate will be reduced to 5.50% of the Stated Value.

"Qualified Purchaser" means any person purchasing $1,000,000 or more in Shares in a single closing of the contemplated private placement by the Company of the Shares.  Purchases or other acquisitions of Shares in separate closings will not be aggregated to determine Qualified Purchaser status, and purchases or other acquisitions of Shares outside of the contemplated private placement will not be considered in determining Qualified Purchaser status.

If and when issued, we expect to pay dividends on the Shares monthly, unless our results of operations, our general financial condition, general economic conditions, applicable provisions of Maryland law or other factors make it imprudent to do so.  We expect that our board of directors will authorize, and we will declare, dividends based on a record date on the close of business on the 24th day of each month, and we expect to pay dividends on the 12th day of the following month (or the next business day if the 12th is not a business day), monthly in arrears.  The dividends on each Share shall be cumulative from the first date on which such Shares is issued.  Any dividend payable on the Shares for any partial dividend period shall be computed ratably on the basis of a 360-day year consisting of twelve 30-day months.

Conversion. Subject to the Company's redemption rights as described below, each Share will be convertible into shares of our common stock, at the election of the holder thereof by written notice to the Company (each, a "Conversion Notice") containing the information required by the Articles Supplementary, at any time beginning upon the earlier of (i) 45 days after the occurrence of a Listing Event or (ii) April 7, 2019 (whether or not a Listing Event has occurred).  Each Share will convert into a number of shares of our common stock determined by dividing (i) the sum of (A) 100% of the Stated Value, initially $1,000, plus (B) any accrued but unpaid dividends to, but not including, the date of conversion, by (ii) the conversion price for each share of our common stock (the "Conversion Price") determined as follows:

•
Provided there has been a Listing Event, if a Conversion Notice with respect to any Share is received prior to December 1, 2017, the Conversion Price for such Share will be equal to 110% of the volume weighted average price per share of the common stock of the Company (or its successor) for the 20 trading days prior to the delivery date of the Conversion Notice.

•
Provided there has been a Listing Event, if a Conversion Notice with respect to any Share is received on or after December 1, 2017, the Conversion Price for such Share will be equal to the volume weighted average price per share of the common stock of the Company (or its successor) for the 20 trading days prior to the delivery date of the Conversion Notice.

•
If a Conversion Notice with respect to any Share is received on or after April 7, 2019, and at the time of receipt of such Conversion Notice, a Listing Event has not occurred, the Conversion Price for such Share will be equal to 100% of our net asset value per share, or NAV per share, if then established, and until we establish a NAV per share, the Conversion Price will be equal to $25.00, or the initial offering price per share of our common stock in our initial public offering.

Notwithstanding anything in the Articles Supplementary designating the Shares to the contrary and except as otherwise required by law, the persons who are the holders of record of Shares at the close of business on a dividend record date will be entitled to receive the dividend payable on the corresponding dividend payment date notwithstanding the conversion of those Shares after such dividend record date and on or prior to such dividend payment date and, in such case, the full amount of such dividend will be paid on such dividend payment date to the persons who were the holders of record at the close of business on such dividend record date.

The conversion of the Shares subject to a Conversion Notice into shares of our common stock will occur at the end of the 20th trading day after the Company's receipt of such Conversion Notice (the "Conversion Date").  Holders must state in the Conversion Notice (i) the number of Shares to be converted and (ii) that the Shares are to be converted pursuant to the applicable terms of the Shares.

Notwithstanding the foregoing, upon a holder providing a Conversion Notice, the Company will have the right (but not the obligation) to redeem, in whole or in part, the Shares subject to such Conversion Notice at a redemption price, payable in cash, determined as follows (the "Redemption Price"):

•
If a Conversion Notice with respect to any Share is received prior to April 7, 2018, the Redemption Price for such Share will be equal to 90% of the Stated Value of the Shares, plus any accrued but unpaid dividends thereon to, but not including, the redemption date.

•
If a Conversion Notice with respect to any Share is received on or after April 7, 2018, the Redemption Price for such Share will be equal to 100% of the Stated Value of the Shares, plus any accrued but unpaid dividends thereon to, but not including, the redemption date.

The Company in its discretion may elect to redeem, in whole or in part, such Shares by delivering written notice to the holder thereof (each, a "Redemption Notice") no later than the 10th trading day prior to the close of trading on the Conversion Date. If a Redemption Notice is not delivered by the Company prior to such time, the Shares subject to the Conversion Notice shall thereafter convert into shares of our common stock, effective as of the close of trading on the Conversion Date. Holders of the Shares will not have any right to convert any such Shares that the Company has elected to redeem. The Company shall pay the Redemption Price, without interest, to holder of the redeemed Shares promptly following the delivery of a Redemption Notice.

Each Redemption Notice shall include (i) the redemption date (which may not be after the Conversion Date for redemption made in connection with a Conversion Notice), (ii) the applicable Redemption Price, including a statement as to whether or not accumulated, accrued and unpaid dividends shall be payable as part of the redemption price, or payable on the next dividend payment date to the record holder at the close of business on the relevant dividend record date as described above; (iii) that the Shares are being redeemed pursuant to the terms of such Shares; and (iv) that dividends on the Shares to be redeemed will cease to accrue on such redemption date.

Optional Redemption by the Company. At any time, from time to time, on and after the later of (i) the 20th trading day after the date of a Listing Event, if any, or (ii) April 7, 2018, the Company (or its successor) will have the right (but not the obligation) to redeem, in whole or in part, the Shares at the Redemption Price equal to 100% of the Stated Value, initially $1,000 per share, plus any accrued but unpaid dividends if any, to and including the date fixed for redemption. In case of any redemption of less than all of the Shares by the Company, the Shares to be redeemed will be selected either pro rata or in such other manner as the board of directors may determine.  If the Company (or its successor) chooses to redeem any Shares, the Company (or its successor) has the right, in its sole discretion, to pay the Redemption Price in cash or in equal value of common stock of the Company (or its successor), based on the volume weighted average price per share of the common stock of the Company (or its successor) for the 20 trading days prior to the redemption, in exchange for the Shares.

As disclosed in the section entitled "Conversion" above, the Company (or its successor) also will have the right (but not the obligation) to redeem all or any portion of the Shares subject to a Conversion Notice for a cash payment to the holder thereof equal to the applicable Redemption Price set forth in the section entitled "Conversion" above, by delivering a Redemption Notice to the holder of such Shares on or prior to the 10th trading day prior to the close of trading on the Conversion Date for such Shares..

Each Redemption Notice shall include (i) the redemption date (which may not be after the Conversion Date for redemption made in connection with a Conversion Notice), (ii) the applicable Redemption Price, including a statement as to whether or not accumulated, accrued and unpaid dividends shall be payable as part of the redemption price, or payable on the next dividend payment date to the record holder at the close of business on the relevant dividend record date as described above; (iii) that the Shares are being redeemed pursuant to the terms of such Shares; and (iv) that dividends on the Shares to be redeemed will cease to accrue on such redemption date.

Notwithstanding anything in the Articles Supplementary designating the Shares to the contrary and except as otherwise required by law, the persons who are the holders of record of Shares at the close of business on a dividend record date will be entitled to receive the dividend payable on the corresponding dividend payment date notwithstanding the redemption of those Shares after such dividend record date and on or prior to such dividend payment date and, in such case, the full amount of such dividend will be paid on such dividend payment date to the persons who were the holders of record at the close of business on such dividend record date.

Our obligation to redeem any of the Shares, under any circumstances, is limited to the extent that we do not have sufficient funds available to fund any such redemption or we are restricted by applicable law from making such redemption.

Liquidation Preference. In the event of any voluntary or involuntary liquidation or winding up of the Company, the holders of Shares will be entitled to receive, in pari passu with the liquidation preferences of the holders of our Series A Convertible Redeemable Preferred Stock and in preference to the holders of shares of our common stock, the amount per share equal to 100% of the Stated Value, initially $1,000.00 per share, plus any accumulated, accrued and unpaid dividends (whether or not declared), if any, to and including the date of payment. In the event of any shortfall, each series of our existing preferred stock shall receive a pro rata portion of its respective liquidation preference. After the full liquidation preferences on all outstanding shares of Series 1 Convertible Redeemable Preferred Stock and Series A Convertible Redeemable Preferred Stock have been paid, any remaining funds and assets of the Company legally available for distribution to shareholders will be distributed pro rata among the holders of our common stock.  A merger, acquisition or sale of all or substantially all of the assets of the Company or statutory share exchange will not be deemed to be a liquidation for purposes of the liquidation preference.  A Listing Event will not be deemed a liquidation for purposes of the liquidation preference.

No Voting Rights. Holders of the Shares will not have any voting rights.

Transfer Restriction.  None of the Shares may be sold or otherwise transferred unless the holder thereof delivers evidence, to the satisfaction of the Company, that such sale or other transfer of the Shares is made to an accredited investor solely in compliance with all federal and state securities laws. Any sale or transfer of the Shares made in violation of any federal or state securities laws shall be void ab initio.

In addition, in order to ensure that we remain qualified as a REIT for U.S. federal income tax purposes, among other purposes, Article VI of the Charter provides that unless an exemption is granted prospectively or retroactively by our board of directors, no person (as defined to include entities) may own more than 9.8% in value of the aggregate of our outstanding shares of capital stock or more than 9.8%, in value or in number of shares, whichever is more restrictive, of the aggregate of our outstanding shares of common stock. The Shares will also be subject to all of the other restrictions on ownership and transfer contained in Article VI of the Charter. These provisions may restrict the ability of a holder of Shares to convert such stock into our common stock. Our board of directors may, in its sole discretion, prospectively or retroactively exempt a person from the 9.8% ownership limits under certain circumstances.

This Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of the Shares. Any offer of the Shares will be made only by means of a confidential private placement memorandum solely to accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

No.	Exhibit
3.1	Articles Supplementary designating the Series 1 Convertible Redeemable Preferred Stock of MVP REIT II, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP REIT II, INC.
(Registrant)

Date: March 30, 2017	By:	/s/ Ed Bentzen
Ed Bentzen
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
3.1	Articles Supplementary designating the Series 1 Convertible Redeemable Preferred Stock of MVP REIT II, Inc.